UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 25, 2004

TARGET LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29754 (Commission File Number)	11-3309110 (IRS Employer Identification No.)

500 Harborview Drive, Third Floor, Baltimore, Maryland, 21230
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   (410) 332-1598

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9. Regulation FD Disclosure.

     Commencing on February 25, 2004, the Registrant will participate in a series of meetings with private investors during which it will present the attached information about the Registrant, some of which may constitute material non-public information.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     The following exhibits are filed herewith:

Exhibit No.

99.1	Registrant’s presentation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGET LOGISTICS, INC. (Registrant)

Date: February 25, 2004	By:	/s/ Stuart Hettleman

Stuart Hettleman
President